SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 20, 2000
--------------------------------------------------------------------------------
                        (Date of earliest event reported)



                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



Delaware                           0-14815                          25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)            (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania               19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
Former name,former address and former fiscal year, if changed since last report)
--------------------------------------------------------------------------------

                         Exhibit Index appears on page 4


Item 5.           Other Events




     On April 20, 2000, Progress Financial Corporation reported first quarter net income of $1.5 million or diluted earnings per share of $.27 compared with net income of $1.3 million or diluted earnings per share of $.23 for the first quarter of 1999. For further information see the press release attached as
Exhibit 99(a) and incorporated herein by reference.



     On April 20, 2000, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(c) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PROGRESS FINANCIAL CORPORATION





Dated:   June 13, 2000                    By:    /s/ Michael B. High
                                                 --------------------
                                                 Michael B. High
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX




        Exhibit Number                        Description
        --------------                        ------------

            99(a) Press Release on First Quarter 2000 earnings issued on June 20, 2000


            99(c)              Analyst package distributed on June 20, 2000

                                  Exhibit 99(a)


                                      99(a)
                       Press Release on First Quarter 2000
                        earnings issued on June 20, 2000

                                                                Exhibit 99 (a)



NEWS RELEASE

Contact:     Michael B. High, CFO/Executive Vice President
             (610) 941-4804
             Dorothy Jaworski, Director of Investor Relations
             (484) 322-4822

For immediate release:

Progress Financial Corporation Announces First Quarter Earnings of $1.5 Million,
                     a 16 % Increase Over First Quarter 1999


     Blue Bell, PA, April 20, 2000 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC) today reported first quarter 2000 net income of $1.5 million, or diluted earnings per share of $.27, compared to net income of $1.3 million, or diluted earnings per share of $.23 for the first quarter of 1999.

     Commenting on the first quarter results, W. Kirk Wycoff, President and CEO, stated, "We are pleased to report another successful quarter of financial results for the Company. In addition to a 16% increase in net income, our net interest margin increased 15 basis points for the first quarter of 2000 over the first quarter of 1999. The Company has effectively managed its increasing cost of funds by deploying capital into higher yielding investments and variable rate loans which resulted in a $1.4 million increase in net interest income. Non-interest income increased $3.1 million primarily due to $2.6 million of client warrant income which was recorded due to the expiration of restrictions on client warrants. Those gains were partially offset by net unrealized losses in the mezzanine and venture capital funds amounting to $955,000 during the first quarter. These losses represent a partial reversal of unrealized gains reported in the fourth quarter of 1999. Additionally, fee based income increased $1.4 million, primarily due to teleservices fees and mutual fund, annuity and insurance commissions. These increases were offset by a $609,000 increase in the provision for loan and lease losses, primarily due to a commercial loan charge-off and a more aggressive leasing charge-off policy, which was implemented in the second quarter of 1999, and by a $3.6 million increase in non-interest expense as a result of our objectives to diversify our business and grow the Company."

     Average earning assets for the first quarter of 2000 were $721.9 million compared to $615.2 million for the same period in 1999. The growth in assets relates to higher loan and lease production. Average loans and leases increased $92.8 million to $521.5 million compared to the same quarter of 1999. Consequently, tax-equivalent net interest income for the first quarter of 2000 increased $1.4 million or 23% over the same period in 1999. The net interest margin increased 15 basis points primarily due to a 14 basis point increase in the Company's interest rate on earning assets over its cost of funds.

     Loans and leases outstanding totaled $540.7 million at March 31, 2000 compared to $503.7 million at December 31, 1999. This increase was primarily due to a $27.6 million increase in commercial business loans and a $6.8 million increase in leases. The Company reported non-performing assets of $4.1 million at March 31, 2000 down from $5.8 million at December 31, 1999. The decrease in non-performing assets was primarily related to the charge-off of a portion of a large commercial business loan. The Company's non-performing assets to total assets ratio at March 31, 2000 was .50% compared to .75% at December 31, 1999.

     During the quarter ended March 31, 2000, the Company recorded a $1.1 million provision for loan and lease losses compared with $449,000 for the comparable period in 1999. The increase of $609,000 was the result of a large commercial business loan liquidation and partial charge-off and a more aggressive charge-off policy implemented in the second quarter of 1999 for the lease portfolio. The current level of delinquent and nonaccrual leases has declined from $7.2 million at March 31, 1999 to $1.5 million at March 31, 2000. The ratio of the allowance for loan and lease losses to total loans and leases was 1.04% at March 31, 2000 compared to 1.11% at March 31, 1999.

     Non-interest income for the quarter ended March 31, 2000 amounted to $5.8 million, compared to $2.8 million for the same period in 1999. The Company recognized $2.6 million of client warrant income during the period due to the expiration of restrictions on the sale of warrants to acquire common stock of US Interactive, Inc., RAVISENT Technologies, Inc. and EMAX Solutions Partners, Inc. Teleservices fee income increased $701,000 over the first quarter of 1999 due to revenue from new inbound clients. Mutual fund, annuity and insurance commissions increased $399,000 over the first quarter of 1999. Service charges on deposits increased $122,000 over the first quarter of 1999. These increases were partially offset by net unrealized losses in the mezzanine and venture capital funds amounting to $955,000 during the quarter.

     Total non-interest expense was $10.0 million for the quarter ended March 31, 2000 compared to $6.4 million for the quarter ended March 31, 1999. The increase in non-interest expense for the quarter ended March 31, 2000 over the comparable quarter in 1999 was primarily due to increases in salaries and employee benefits of $1.9 million as a result of additional employees to staff three new bank branches, recent acquisitions, the staffing of Progress Capital Management, Inc. to pursue our SBIC license, and from other new positions established within the Company. Occupancy and furniture, fixtures and equipment expenses increased $529,000 mainly due to a new operations center, new branch openings and recent acquisitions. Professional services expense increased $339,000 due to consulting and legal costs associated with recent acquisitions and the increased usage of an interactive voice response system in handling new inbound clients. The $679,000 increase in other non-interest expense included nonrecurring system conversion related expenses of approximately $124,000. The Company experienced increases in loan expense, advertising, state franchise taxes, telephone and goodwill amortization as it expanded its non-banking businesses, and opened three new bank branches and a new operations center since the first quarter of 1999.

     Total assets increased to $822.7 million at March 31, 2000 from $765.5 million at December 31, 1999. Total deposits increased to $547.6 million at March 31, 2000 from $521.4 million at December 31, 1999. Deposit growth was primarily the result of new commercial business customer relationships and retail branch expansion.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through fifteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through the Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; and Raleigh, North Carolina. The Company also conducts business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corporation; venture capital activities managed by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                   March 31,    December 31,
                                                                                      2000          1999
                                                                                  ------------- -------------
Assets:                                                                           (Unaudited)    (Audited)
Cash and due from banks:
   Non-interest bearing                                                             $18,687        $15,648
   Interest bearing                                                                  19,668         24,278
Trading securities                                                                        -          3,267
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $170,280  and $147,529)        167,329        149,518
   Held to maturity at amortized cost (fair value: $33,151 and $32,914)              34,578         34,309
Loans and leases, net (net of reserve: $5,618 and $5,927)                           535,084        497,738
Premises and equipment                                                               18,083         16,443
Other assets                                                                         29,320         24,333
                                                                                   --------       --------
     Total assets                                                                  $822,749       $765,534
                                                                                   ========       ========
Liabilities and Stockholders' Equity
Liabilities:
Deposits                                                                           $547,640       $521,439
Short-term borrowings                                                                71,111         50,767
Other liabilities                                                                    35,149         19,068
Long-term Debt:
   Federal Home Loan Bank advances                                                   85,000         85,000
   Other debt                                                                        20,000         24,000
Subordinated Debt                                                                     3,000          3,000
                                                                                   --------       --------
    Total liabilities                                                               761,900        703,274
                                                                                   --------       --------
  Corporation-obligated mandatorily redeemable capital securities of subsidiary
  trust holding solely junior subordinated debentures of the Corporation             14,456         14,451

Commitments and contingencies

Shareholders' equity:
Serial preferred - 1,000,000 shares authorized and unissued                               -              -
Junior participating preferred stock - $.01 par value - 1,010 shares authorized           -              -
   but unissued
Common stock, $1 par value; 12,000,000 shares authorized; 5,692,000 and
   5,680,000 shares issued; including treasury shares of  143,000 and 152,000;
   and unallocated shares held by the Employee Stock Ownership Plan of 11,000         5,692          5,680
   and 14,000
Other shareholders' equity, net                                                       42,724        40,895
Net accumulated other comprehensive income (loss)                                     (2,023)        1,234
                                                                                    ---------     --------
   Total shareholders' equity                                                         46,393        47,809
                                                                                    ---------     --------
  Total liabilities, Corporation-obligated mandatorily redeemable capital
  securities of subsidiary trust holding and shareholders' equity                   $822,749      $765,534
                                                                                    =========     ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                           Three Months Ended
                                                                                March 31,
                                                                          2000             1999
                                                                     ---------------- ---------------
                                                                       (Unaudited)     (Unaudited)
Interest  income:
  Loans and leases, including fees                                       $11,945         $ 9,557
  Mortgage-backed securities                                               2,064           2,125
  Investment securities                                                      963             422
  Other                                                                      239             193
                                                                         -------          ------
    Total interest income                                                 15,211          12,297

Interest expense:
  Deposits                                                                 5,209           3,768
  Short-term borrowings                                                      888             665
  Long-term borrowings                                                     1,518           1,649
                                                                         -------          ------
    Total interest expense                                                 7,615           6,082

Net interest income                                                        7,596           6,215
Provision for  loan and lease losses                                       1,058             449
      Net interest income after provision for loan and lease losses        6,538           5,766

Non-interest income:
  Service charges on deposits                                                542             420
  Lease financing fees                                                       387             387
  Mutual fund, annuity and insurance commissions                             879             480
  Teleservices fee income                                                    944             243
  Loan brokerage and advisory fees                                           521             523
  Loss from sale of securities                                              (112)           (160)
  Client warrant income                                                    2,600              --
  Equity (loss) in unconsolidated entities                                  (955)             56
  Fees and other                                                           1,018             813
                                                                         -------          ------
      Total non-interest income                                            5,824           2,762
                                                                         -------          ------
Non-interest expense:
  Salaries and employee benefits                                           5,370           3,504
  Occupancy                                                                  639             345
  Data processing                                                            407             218
  Furniture, fixtures and equipment                                          525             290
  Professional services                                                      706             367
  Capital securities expense                                                 399             398
  Other                                                                    2,001           1,322
                                                                         -------          ------
      Total non-interest expense                                          10,047           6,444
                                                                         -------          ------
Income before income taxes                                                 2,315           2,084
Income tax expense                                                           777             761
                                                                         -------          ------
Net income                                                               $ 1,538          $1,323
                                                                         =======          ======
Basic net income per common share                                           $.28            $.25
                                                                         =======          ======
Diluted net income per common share                                         $.27            $.23
                                                                         =======          ======
Dividends per common share                                                  $.05            $.04
                                                                         =======          ======
Basic average common shares outstanding                                5,568,668       5,353,839
                                                                       =========       =========
Diluted average common shares outstanding                              5,772,301       5,755,879

                                                                       =========       =========


                         Progress Financial Corporation
                                Supplemental Data




                                                                      Three Months Ended
                                                                           March 31,
                                                                 ------------------------------
                                                                      2000            1999
                                                                 ------------------------------

Profitability Measures:
Return on average assets                                               .79%              .82%
Return on average equity                                             12.81             12.88
Net interest spread (FTE)                                             3.65              3.51
Net interest margin (FTE)                                             4.28              4.13
Efficiency ratio                                                     69.96             67.01
Diluted net income per common share (1)                             $  .27            $  .23

Selected Loan Data:
Non-performing assets                                               $4,139            $4,407
Ratio of non-performing assets to total assets                         .50%              .66%
Ratio of allowance for loan and lease losses
   to total loan and leases receivable                                1.04              1.11
Ratio of allowance for loan and lease losses
   to non-performing loan and leases receivable                     135.73            110.15
Loan delinquency ratio                                                2.04              2.93
Ratio of loans and leases to deposits                                98.73            100.25

Selected Equity Data:
Book value per share (1)                                             $8.67             $7.82
Tangible book value per share (1)                                     7.78              6.85
Dividends per common share (1)                                         .05               .04
Average equity to average assets                                      6.20%             6.37%
Tier 1 risk-based capital ratio (Bank)                                9.05              9.08
Total risk-based capital ratio (Bank)                                10.06             10.13
Tier 1 leverage ratio (Bank)                                          6.22              6.37

Selected Average Balances:
   Loans, gross                                                   $521,526          $428,761
   Earning assets                                                  721,929           615,234
   Total assets                                                    778,755           653,351
   Deposits                                                        526,196           417,524
   Equity                                                           48,298            41,658


     (1) Per share amounts have been restated to reflect the 5% stock dividend distributed to shareholders on August 31, 1999.

                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                      March 31, 2000      December 31, 1999          % Change
                                                            ------------------- ---------------------- ----------------------

Loans and Leases, Net:
Commercial business                                                $147,433            $119,807                23.1%
Commercial real estate                                              164,897             162,588                 1.4
Construction, net of loans in process                                57,597              58,813                (2.1)
Single family residential real estate                                42,359              40,554                 4.5
Consumer                                                             34,663              34,918                 (.7)
Leases receivable                                                    93,753              86,985                 7.8
                                                            ------------------- ---------------------- ----------------------
         Total loans and leases                                     540,702             503,665                 7.4
Allowance for loan and lease losses                                  (5,618)             (5,927)               (5.2)
                                                            ------------------- ---------------------- ----------------------
         Loans and leases, net                                     $535,084            $497,738                 7.5%
                                                            =================== ====================== ======================

Deposits:
Non-interest-bearing demand deposits                               $ 80,230            $ 65,305                22.9%
NOW and SuperNow                                                     89,785              80,086                12.1
Money Market                                                         37,932              35,015                 8.3
Passbook and Statement Savings                                       30,903              31,517                (1.9)
Time deposits                                                       308,790             309,516                 (.2)
                                                            ------------------- ---------------------- ----------------------
         Total Deposits                                            $547,640            $521,439                 5.0%
                                                            =================== ====================== ======================




                                       ###

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                            Three Months Ended     Twelve Months Ended
                                                                               December 31,            December 31,
                                                                            ------------------     -------------------
                                                                             1999        1998        1999        1998
                                                                             ----        ----        ----        ----
Interest  income:
  Loans and leases, including fees                                         $10,860     $ 9,414     $40,952      $35,468
  Mortgage-backed securities                                                 2,055       2,474       8,008        8,686
  Investment securities                                                        838         355       2,346        1,017
  Other                                                                        223         110         868          158
                                                                           -------     -------     -------      -------
    Total interest income                                                   13,976      12,353      52,174       42,329

Interest expense:
  Deposits                                                                   4,808       3,830      16,759       14,466
  Short-term borrowings                                                        432         633       2,199        3,164
  Long-term borrowings                                                       1,570       1,678       6,474        4,820
                                                                           -------     -------     -------      -------
    Total interest expense                                                   6,810       6,141      25,432       22,450
                                                                           -------     -------     -------      -------
Net interest income                                                          7,166       6,212      26,742       22,879
Provision for possible loan and lease losses                                 1,225         300       3,548          959
                                                                           -------     -------     -------      -------
      Net interest income after provision for possible loan and lease        5,941       5,912      23,194       21,920
      losses

Non-interest income:
  Service charges on deposits                                                  584         432       2,097        1,663
  Lease financing fees                                                         333         350       1,531        1,414
  Mutual fund, annuity and insurance commissions                               902           -       2,669            -
  Teleservices fee income                                                      796         245       3,406        1,034
  Loan brokerage and advisory fees                                             688         690       2,385        2,108
  Gain (loss) from sale of securities                                         (125)         96       (347)          533
  Client warrant income                                                        931          73       4,188           73
  Fees and other                                                             2,756         369       5,064        1,835
                                                                           -------      ------     -------       ------
      Total non-interest income                                              6,865       2,255      20,993        8,660
                                                                           -------      ------     -------       ------
Non-interest expense:
  Salaries and employee benefits                                             4,912       2,962      17,586       11,272
  Occupancy                                                                    475         285       1,606        1,280
  Data processing                                                              354         275       1,175        1,073
  Furniture, fixtures and equipment                                            479         282       1,623        1,085
  Professional services                                                        707         306       2,222        1,117
  Capital securities expense                                                   399         398       1,595        1,593
  Other                                                                      2,529       1,292       8,166        5,256
                                                                           -------      ------     -------      -------
      Total non-interest expense                                             9,855       5,800      33,973       22,676
                                                                           -------      ------     -------      -------
Income before income taxes and cumulative effect of accounting change        2,951       2,367      10,214        7,904
Income tax expense                                                             990         850       3,543        2,878
                                                                           -------      ------     -------      -------
Income before cumulative effect of accounting change                         1,961       1,517       6,671        5,026
Cumulative effect of accounting change (net of tax benefit of $26)               -           -          -           (46)
                                                                           -------      ------     -------      -------
      Net Income                                                            $1,961      $1,517      $6,671       $4,980
                                                                           =======      ======     =======      =======
Basic income per common share before cumulative effect of accounting          $.35        $.28       $1.21         $.98
change                                                                        ====        ====       =====         ====

Diluted income per common share before cumulative effect of accounting        $.34        $.26       $1.15         $.89
change                                                                        ====        ====       =====         ====

Basic net income per common share                                             $.35        $.28       $1.21         $.97
                                                                              ====        ====       =====         ====
Diluted net income per common share                                           $.34        $.26       $1.15         $.88
                                                                              ====        ====       =====         ====
Dividends per common share                                                    $.05        $.04        $.18         $.14
                                                                              ====        ====       =====         ====
Basic average common shares outstanding                                  5,573,076   5,339,935   5,503,259    5,124,681
                                                                         =========   =========   =========    =========
Diluted average common shares outstanding                                5,788,924   5,855,871   5,809,921    5,627,588
                                                                         =========   =========   =========    =========


                                                           ###

                                  Exhibit 99(b)


                  Analyst package distributed on June 20, 2000

                                                                             Three months ended
                                                                                  March 31,
                                                                                                          Percent
                                                                    2000               1999               change
                                                               ----------------   ----------------   -----------------
Per Common Share Data
---------------------
Net income:
   Basic                                                            $0.28               $0.25             12.00%
   Diluted                                                          $0.27               $0.23             17.39%
Cash dividends declared                                             $0.05                0.04             25.00%
Book value                                                          $8.38               $7.72              8.55%
Tangible book value                                                 $7.32               $6.78              7.96%
Average shares outstanding:
   Basic                                                        5,568,668           5,353,839              4.01%
   Diluted                                                      5,772,301           5,755,879              0.29%

Financial Ratios
----------------
Return on average shareholders' equity                              12.81%              12.88%             -0.56%
Return on average total assets                                       0.79%               0.82%             -3.28%
Average yield on earning assets                                      8.52%               8.14%              4.67%
Average rate on interest bearing liabilities                         4.87%               4.63%              5.18%
Net interest spread                                                  3.65%               3.51%              3.99%
Net interest margin (FTE)                                            4.28%               4.13%              3.63%
Efficiency ratio                                                    69.96%              67.01%              4.39%
Risk-based capital - Tier 1                                          9.05%               9.08%             -0.33%
                           - Total capital                          10.06%              10.13%             -0.69%
Tier 1 leverage ratio                                                6.22%               6.37%             -2.35%
Average shareholders' equity/average total assets                    6.20%               6.37%             -2.65%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                                          $5,618              $4,854              15.74%
Allowance for loan losses/Loans                                      1.04%               1.11%             -6.31%
Net charge-offs(recoveries)                                        $1,367                 $85            1508.24%
Net charge-offs/Average loans (annualized)                           1.05%               0.08%           1211.23%
Nonperforming assets                                               $4,139              $4,407              -6.08%
Nonperforming assets/Total loans plus OREO                           0.77%               1.02%            -24.51%
Nonperforming assets/Total assets                                    0.50%               0.66%            -24.24%
Allowance for loan losses/Nonperforming loans                      135.73%             110.15%             23.23%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)                              $521,526            $428,761              21.64%
Earning assets                                                    721,929             615,234              17.34%
Total assets                                                      778,755             653,351              19.19%
Deposits                                                          526,196             417,524              26.03%
Interest bearing liabilities                                      629,020             533,061              18.00%
Shareholders' equity                                               48,298              41,658              15.94%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)                              $540,702            $435,967             24.02%
Total assets                                                      822,749             666,184             23.50%
Deposits                                                          547,640             434,870             25.93%
Total liabilities                                                 761,900             610,096             24.88%
Shareholders' equity                                               46,393              41,677             11.32%

                                                                      Three months ended
                                                                            March 31,
                                                                 ---------------------------------
                                                                                            Percent
                                                                 2000          1999         change
                                                                ------        ------       --------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)
Net interest income(FTE)                                        $7,684        $6,260           23%
FTE adjustment                                                     (88)          (45)          96%
                                                               -----------------------------------
Net interest income                                              7,596         6,215           22%
Provision for losses on loans                                    1,058           449          136%
Non-Interest Income:
  Service charges on deposits                                      542           420           29%
  Lease financing fees                                             387           387            0%
  Mutual fund, annuity and insurance commissions                   879           480           83%
  Teleservices fee income                                          944           243          288%
  Loan brokerage and advisory fees                                 521           523            0%
  Gain(loss) from sale of securities                              (112)         (160)         -30%
  Client warrant income                                          2,600             -            -
  Fees and other income                                             63           869          -93%
                                                               -----------------------------------
    Total non-interest income                                    5,824         2,762          111%
Non-Interest Expenses:
  Salaries and employee benefits                                 5,370         3,504           53%
  Occupancy                                                        639           345           85%
  Data processing                                                  407           218           87%
  Furniture, fixtures and equipment                                525           290           81%
  Loan and real estate owned expenses, net                         231           127           82%
  Professional services                                            706           367           92%
  Capital securites expense                                        399           398            0%
  Other                                                          1,770         1,195           48%
                                                                ----------------------------------
    Total non-interest expenses                                 10,047         6,444           56%

Income Before Income Taxes                                       2,315         2,084           11%
Provision for income tax expense                                   777           761            2%
Net income                                                      $1,538        $1,323           16%

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                        Fourth          Third          Second           First             Year-
                       1999                               Quarter         Quarter        Quarter          Quarter           to-date
                                                       -----------------------------------------------------------------   ---------

FTE interest income                                      $14,040         $13,216        $12,781          $12,342            $52,379
Interest expense                                           6,810           6,406          6,134            6,082             25,432
                                                         -------         -------        -------          --------           -------

FTE net interest income                                    7,230           6,810          6,647            6,260             26,947
Less: FTE adjustment                                         (64)            (48)           (48)             (45)              (205)
                                                         -------         -------        -------         --------            -------
Net Interest Income                                        7,166           6,762          6,599            6,215             26,742

Provision for Losses on Loans                              1,225             658          1,216              449              3,548

Non-Interest Income:
  Service charges on deposits                                584             572            521              420              2,097
  Lease financing fees                                       333             334            477              387              1,531
  Mutual fund, annuity and insurance commissions             902             713            574              480              2,669
  Teleservices fee income                                    796           1,377            990              243              3,406
  Loan brokerage and advisory fees                           688             522            652              523              2,385
  Gain(loss) from sale of securities                        (125)            (66)             4             (160)              (347)
  Client warrant income                                      931           2,775            482                -              4,188
  Fees and other income                                    2,756             889            550              869              5,064
                                                         -------         -------        -------         --------            -------
    Total non-interest income                              6,865           7,116          4,250            2,762             20,993

Non-Interest Expenses:
  Salaries and employee benefits                           4,912           4,895          4,275            3,504             17,586
  Occupancy                                                  475             470            316              345              1,606
  Data processing                                            354             339            264              218              1,175
  Furniture, fixtures and equipment                          479             429            425              290              1,623
  Loan and real estate owned expenses, net                   275             188            130              127                720
  Professional services                                      707             568            580              367              2,222
  Capital securites expense                                  399             399            399              398              1,595
  Other                                                    2,254           2,465          1,532            1,195              7,446
                                                         -------         -------        -------         --------           --------
    Total non-interest expenses                            9,855           9,753          7,921            6,444             33,973


Income Before Income Taxes                                 2,951           3,467          1,712            2,084             10,214
Provision for income tax expense                             990           1,210            582              761              3,543
                                                         -------         -------        -------         --------           --------

Net Income                                                $1,961          $2,257         $1,130           $1,323             $6,671
                                                         =======         =======        =======         ========           ========

Other Data:
EPS - Basic                                                 0.35            0.40           0.21             0.25               1.21
EPS - Diluted                                               0.34            0.39           0.19             0.23               1.15
ROA                                                         1.08%           1.31%          0.68%            0.82%              0.98%
ROE                                                        17.33%          20.73%         10.60%           12.88%             15.47%
Net interest margin (FTE)                                   4.29%           4.24%          4.29%            4.13%              4.24%
Dividends declared on common stock                          0.05            0.04           0.04             0.04               0.17
FTE employees                                                316             292            295              268                316

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                  First
                           2000                                    Quarter
                           ----                                  ----------

FTE interest income                                               $15,299
Interest expense                                                    7,615
                                                                  -------

FTE net interest income                                             7,684
Less: FTE adjustment                                                  (88)
                                                                  -------
Net Interest Income                                                 7,596

Provision for Losses on Loans                                       1,058

Non-Interest Income:
  Service charges on deposits                                         542
  Lease financing fees                                                387
  Mutual fund, annuity and insurance commissions                      879
  Teleservices fee income                                             944
  Loan brokerage and advisory fees                                    521
  Gain(loss) from sale of securities                                 (112)
  Client warrant income                                             2,600
  Fees and other income                                                63
                                                                  -------
    Total non-interest income                                       5,824

Non-Interest Expenses:
  Salaries and employee benefits                                    5,370
  Occupancy                                                           639
  Data processing                                                     407
  Furniture, fixtures and equipment                                   525
  Loan and real estate owned expenses, net                            231
  Professional services                                               706
  Capital securites expense                                           399
  Other                                                             1,770
                                                                  -------
    Total non-interest expenses                                    10,047
                                                                  =======


Income Before Income Taxes                                          2,315
Provision for income tax expense                                      777
                                                                  -------

Net Income                                                         $1,538
                                                                  =======

Other Data:
EPS - Basic                                                         $0.28
EPS - Diluted                                                       $0.27
ROA                                                                  0.79%
ROE                                                                 12.81%
Net interest margin (FTE)                                            4.28%
Dividends declared on common stock                                  $0.05
FTE employees                                                         301

ASSET QUALITY
(Unaudited)
                                                  2000                                                 1999
                                                --------        --------------------------------------------------------------------
($ in thousands)                                  First             Year-         Fourth         Third        Second        First
Allowance for Loan Losses                        Quarter           to-date        Quarter       Quarter       Quarter      Quarter
-------------------------                       --------        --------------------------------------------------------------------
Balance at beginning of period                   $5,927            $4,490         $5,184         $4,984       $4,854       $4,490
Provision                                         1,058             3,548          1,225            658        1,216          449
Charge-offs                                       1,533             2,554            638            572        1,184          160
Recoveries                                         (166)             (443)          (156)          (114)         (98)         (75)
  Net loan charge-offs                            1,367             2,111            482            458        1,086           85

Balance at end of period                         $5,618            $5,927         $5,927         $5,184       $4,984       $4,854


Allowance as percentage of loans                   1.04%            1.18%           1.18%          1.11%        1.09%        1.11%

Net charge-offs/average loans                      0.26%            0.46%           0.10%          0.10%        0.24%        0.02%

Allowance as percentage of
   non-performing loans                          135.73%          103.96%         103.96%        137.87%      104.36%      110.15%


Non-performing assets
---------------------
Non-accrual loans and leases                      4,139           $5,701           $5,701        $3,760       $4,776        4,407
Other real estate owned                               -               66               66             -            -            -
Total non-performing assets                      $4,139           $5,767           $5,767        $3,760       $4,776       $4,407

Non-performing assets to:
  Loans and leases plus OREO                       0.77%            1.16%            1.16%         0.81%        1.06%        1.02%
  Total assets                                     0.50%            0.75%            0.75%         0.53%        0.72%        0.66%

Loans past due 90 days                           $4,569           $2,336           $2,336        $7,282       $5,210       $2,123

Total under-performing loans                     $8,708           $8,103           $8,103       $11,042       $9,986       $6,530

AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                          2000                                  1999
                                                        --------        ------------------------------------------------------------
($ in thousands)                                          First         Fourth       Third        Second        First        Year-
Average balances                                         Quarter        Quarter     Quarter       Quarter      Quarter      to-date
----------------                                        ---------       -------     -------       -------      -------      -------
Cash and due from banks (Interest-earning)              $ 16,945       $ 18,322    $ 21,726      $ 13,326     $ 16,294     $ 16,907
Trading securities                                         1,077            343           -             -            -           86
Loans,net of unearned discounts:
    Commercial business                                  130,946        110,450     105,225       104,634       95,429      103,934
    Commercial mortgage                                  166,847        154,760     143,340       133,390      114,799      136,572
    Residential real estate                               40,686         42,018      44,109        47,136       49,358       45,656
    Construction loans                                    59,720         54,856      52,724        48,784       44,280       50,161
    Consumer                                              34,853         33,872      31,274        30,229       28,956       31,083
    Lease financing                                       88,474         82,579      77,263        74,213       73,389       76,861
    Loans held for sale                                        -              -       9,121         9,175       22,550       10,212
                                                        --------       --------    --------      --------     --------     --------
    Total loans                                          521,526        478,535     463,056       447,561      428,761      454,479
Investment securities(available for sale)                 31,429         21,692       9,936         7,513       17,288       14,617
Investment securities(held to maturity)                   34,418         31,488      28,685        28,297       13,843       25,578
Mortgage-backed securities                               116,534        117,807     113,832       124,458      139,048      123,786
                                                        --------       --------    --------      --------     --------     --------
Earning assets                                           721,929        668,187     637,235       621,155      615,234      635,453
Cash and due from banks(non-interest bearing)             16,426         13,119      14,209        15,349       13,770       14,091
Other non-earning assets                                  40,400         38,876      34,329        27,618       24,347       31,313
                                                        --------       --------    --------      --------     --------     --------
     Total assets                                       $778,755       $720,182    $685,773      $664,122     $653,351     $680,857
                                                        ========       ========    ========      ========     ========     ========

Deposits:
  Demand                                                 $69,559        $66,247    $ 57,660      $ 54,101     $ 52,049     $ 57,514
  Interest bearing:
    NOW and Supernow accounts                             83,141         79,772      79,027        79,942       78,084       79,206
    Money Market Accounts                                 35,855         37,053      34,767        34,632       36,142       35,649
    Passbook and Stmt Savings                             31,452         31,282      31,857        32,161       31,753       31,763
    Time deposits                                        306,189        287,853     256,916       231,197      219,496      248,866
                                                        --------       --------    --------      --------     --------     --------
  Total interest bearing deposits                        456,637        435,960     402,567       377,932      365,475      395,484
Federal Home Loan Bank borrowings                         88,126         88,000      88,000        88,000       88,000       88,000
Other borrowings                                          84,257         54,794      61,940        74,642       79,586       67,740
                                                        --------       --------    --------      --------     --------     --------
Interest bearing liabilities                             629,020        578,754     552,507       540,574      533,061      551,224
Non-interest bearing liabilities                          17,425         15,834      17,973        12,234       12,150       14,547
Capital securities                                        14,453         14,448      14,443        14,438       14,433       14,441
Total shareholders' equity                                48,298         44,899      43,190        42,775       41,658       43,131
                                                        --------       --------    --------      --------     --------     --------
Total Liabilities and Stockholders' Equity              $778,755       $720,182    $685,773      $664,122     $653,351     $680,857
                                                        ========       ========    ========      ========     ========     ========

AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                     2000                                           1999
                                                   ---------       -----------------------------------------------------------------
                                                     First              Fourth       Third         Second       First         Year-
Average yields and rates                            Quarter             Quarter      Quarter       Quarter      Quarter      to-date
------------------------                           ---------       -----------------------------------------------------------------

Interest - earning assets

Interest-earning deposits                             5.67%              4.83%        5.20%         5.03%         4.80%        5.13%
Investment securities                                 6.37%              6.72%        6.25%         6.43%         6.08%        6.34%
Mortgage-backed securities                            7.12%              6.92%        6.48%         6.35%         6.20%        6.47%
Single family residential loans                       7.50%              7.22%        7.23%         7.34%         7.37%        7.29%
Commercial real estate loans                          8.68%              8.61%        8.56%         8.62%         8.67%        8.62%
Construction loans                                   10.23%             10.18%       10.05%        10.09%        10.00%       10.09%
Commercial business loans                             8.90%              8.51%        8.37%         8.47%         8.77%        8.53%
Lease financing                                      11.35%             11.01%       11.28%        11.44%        11.03%       11.19%
Consumer loans                                        7.81%              7.82%        7.87%         7.83%         8.00%        7.88%
                                                     ------             ------       ------        ------        ------       ------
  Total interest - earning assets                     8.52%              8.34%        8.23%         8.25%         8.14%        8.24%

Interest - bearing liabilities

  Interest - bearing deposits

   NOW and SuperNOW                                   3.10%              2.91%        2.74%         2.66%         2.77%        2.77%
   Money Market                                       2.98%              2.90%        2.81%         2.73%         2.69%        2.79%
   Passbook and Statement Savings                     1.78%              1.85%        1.87%         1.90%         1.98%        1.90%
   Time deposits                                      5.47%              5.25%        5.19%         5.14%         5.25%        5.21%
                                                     ------             ------       ------        ------        ------       ------
  Total interest - bearing deposits                   4.59%              4.38%        4.24%         4.12%         4.18%        4.24%
FHLB borrowings                                       5.50%              5.62%        5.48%         5.57%         5.33%        5.56%
Other borrowings                                      5.73%              5.47%        5.68%         5.53%         5.90%        5.58%
                                                     ------             ------       ------        ------        ------       ------
  Total interest - bearing liabilities                4.87%              4.67%        4.60%         4.55%         4.63%        4.61%
Interest Rate Spread                                  3.65%              3.67%        3.63%         3.70%         3.51%        3.63%
Net Interest Margin                                   4.28%              4.29%        4.24%         4.29%         4.13%        4.24%
Avg Int-earning assets to int-bearing liabilities   114.77%            115.45%      115.34%       114.91%       115.42%      115.28%

PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                        2000                                        1999
                                                      ---------        -------------------------------------------------------------
                                                        First             Fourth          Third            Second            First
($ in thousands)                                       Quarter            Quarter         Quarter          Quarter          Quarter
                                                      ---------        -------------------------------------------------------------
Assets
------
Cash and due from bank(interest bearing)              $ 19,668           $ 27,545        $ 16,460         $ 11,743         $ 22,248
Loans and lease(net)                                   535,084            497,738         461,601          451,967          431,113
Investment securities:
  Held-to-maturity:
    Book                                                34,578             34,309          28,721           28,459           18,747
    Market                                              33,151             32,914          27,660           27,963           18,926
  Available-for-sale                                    32,167             30,632          24,493            7,165           17,366
Mortgage backed securities                             135,162            118,886         119,926          117,629          130,132
                                                      --------           --------        --------         --------         --------
Earning assets                                         756,659            709,110         651,201          616,963          619,606
Cash and due from bank(non-interest bearing)            18,687             15,648          13,356           14,113           15,663
Other non earning assets                                47,403             40,776          39,526           34,731           30,915
                                                      --------           --------        --------         --------         --------
Total assets                                          $822,749           $765,534        $704,083         $665,807         $666,184
                                                      ========           ========        ========         ========         ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
  Demand                                              $ 80,230           $ 65,305       $ 56,516          $ 57,201         $ 57,226
  Interest bearing                                     467,410            456,134        435,040           387,927          377,644
                                                      --------           --------       --------          --------         --------
    Total deposits                                     547,640            521,439        491,556           445,128          434,870
Federal Home Loan Bank borrowings                       88,000             88,000         88,000            88,000           88,000
Other borrowings                                        91,111             74,767         53,349            66,160           77,344
                                                      --------           --------       --------          --------         --------
Interest bearing liabilities                           726,751            684,206        632,905           599,288          600,214
Other Liabilities                                       35,149             19,068         12,427             9,337            9,882
                                                      --------           ---------      --------          --------         --------
Total liabilities                                      761,900            703,274        645,332           608,625          610,096
Capital Securities                                      14,456             14,451         14,446            14,436           14,411
Total shareholders' equity                              46,393             47,809         44,305            42,746           41,677
                                                      --------           --------       --------          --------         --------
Total Liabilities, cap sec, and equity                $822,749           $765,534       $704,083          $665,807         $666,184
                                                      ========           ========       ========          ========         ========

Other selected balances
-----------------------
Total intangible assets

  Goodwill only                                          5,832              4,914          5,090             5,190            5,053
Amount included in shareholders' equity
  for net unrealized gains on investments
  available-for-sale                                    (2,023)             1,234         (1,557)           (1,896)            (871)

Capital Data
(Unaudited)
                                           2000                                                 1999
                                        ----------         -------------------------------------------------------------------------
                                           First            Fourth           Third          Second           First           Year-
                                          Quarter           Quarter         Quarter         Quarter         Quarter         to-date
                                        ----------         -------------------------------------------------------------------------

Per common share
----------------
Shares outstanding:
    Average-basic                        5,568,668         5,573,076       5,624,857       5,457,518       5,353,839      5,503,259
    Average-diluted                      5,772,301         5,789,096       5,856,032       5,834,733       5,755,879      5,810,089
    Period-end                           5,537,525         5,513,345       5,591,692       5,647,096       5,398,933      5,513,345
Book value                                   $8.38             $8.67           $7.54           $7.57           $7.72          $8.67
Tangible Book Value                          $7.32             $7.78           $6.63           $6.65           $6.78          $7.78
Price:
    High                                   12  7/8           13  1/4        15  1/16        16 27/64         15  1/8       16 27/64
    Low                                   10 15/16           12  1/8         12  5/8        13 37/64        11 27/64       11 27/64
    Close                                 10 15/16           12  5/8         13  1/8        13 59/64        13 13/16        12  5/8


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital                          $50,282           $47,112         $44,414         $42,798         $41,467        $47,112
     % risk adjusted assets                   9.05%             8.90%           9.10%           8.96%           9.08%          8.90%
   Total capital                           $55,873           $53,006         $49,584         $47,767         $46,279        $53,006
     % risk adjusted assets                  10.06%            10.01%          10.15%          10.00%          10.13%         10.01%
Tier 1 leverage ratio                         6.22%             6.30%           6.44%           6.58%           6.37%          6.30%
Average shareholders' equity to
   total average assets                       6.20%             6.23%           6.30%           6.44%           6.37%          6.33%

